UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2021
____________________________________________________

(Exact name of registrant as specified in its charter)
____________________________________________________

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2021, Travelzoo (the “Company”) announced that Michèle Huiban, 62, has been appointed the Company’s Chief Financial Officer, effective April 1, 2021. Between 2008 and 2018, she held the positions of Chief Executive Officer, Deputy General Manager and Chief Financial Officer at Lanvin Group. From 2003 to 2008, she was Deputy Managing Director of Groupe Jeune Afrique. From 1993 to 2003, she was Deputy Managing Director and Chief Operating Officer of Gaumont, From 1989 to 1993, she was Deputy Managing Director, Finance and Administration, and Chief Financial Officer of Virgin France, the French subsidiary of British group Virgin. Ms. Huiban holds an MBA from ESSEC Business School.

Pursuant to her employment agreement (the “Employment Agreement”), Ms. Huiban will receive, during the term of her employment, an annualized base salary of € 350,000 and will be eligible to earn a quarterly bonus of € 25,000, paid at the end of each calendar quarter after the timely filing of the Company’s Form 10-K and Form 10-Q, respectively. Ms. Huiban will also be entitled to participate in such employee benefit programs as may be made generally available from time to time by the Company to similarly situated employees or its employees generally. As Ms. Huiban is located in France, Ms. Huiban will be employed by the French branch of the Company’s wholly-owned subsidiary, Travelzoo (Europe) Limited. Such appointment has been unanimously authorized and approved by the Company’s Board of Directors and well as the Company’s Compensation Committee which consists solely of independent directors.

Ms. Lisa Su, the Company’s Chief Accounting Officer, will report to Ms. Huiban.

There are no family relationships between Ms. Huiban and any of the officers or directors of the Company.

There are no related party transactions with Ms. Huiban that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

The information set forth above relating to the Employment Agreement is qualified in its entirety by reference to the full text of the agreement, which is incorporated herein by reference. An English translation of the Employment Agreement has been filed as Exhibit 10.1 to this Form 8-K.

Item 8.01.     Other Event.

On March 31, 2021, the Company issued a press release regarding the appointment of Ms. Huiban. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	March 31, 2021	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated March 31, 2021.
10.1	Employment Agreement between Travelzoo (Europe) Limited and Ms. Michèle Huiban dated March 26, 2021.